COMPANY CONTACT:         NOT FOR IMMEDIATE RELEASE
Jeff Magids
Vice President of Finance & Investor Relations
(281) 874-2700, (888) 991-SBOW

SilverBow Resources Announces Appointment of Leland T. Jourdan to the Board of Directors; Christoph O. Majeske Stepping Down

Houston, TX – March 28, 2024 – SilverBow Resources, Inc. (NYSE: SBOW) (“SilverBow” or “the Company”) announced today that Leland “Lee” T. Jourdan has been appointed to the SilverBow Board of Directors (the “Board”), effective March 27, 2024. Mr. Jourdan’s appointment is part of SilverBow’s long-term and ongoing director search program conducted over the last 18 months with the assistance of a globally recognized search firm.
Mr. Jourdan has deep experience in the oil and gas industry, and his leadership and accomplishments in promoting diversity, equity and inclusion (“DEI”) have been widely recognized. He brings a demonstrated track record in international commercial and business development, mergers and acquisitions, risk management and DEI experience at a global, Fortune 10 company. Mr. Jourdan retired from Chevron Corporation (NYSE: CVX) in 2021, having served in a variety of management roles during his 18-year career there, including as Chief Diversity and Inclusion Officer from 2018 to 2021 and Senior Management Sponsor from 2016 to 2018, as well as Vice President, Commercial and Business Development for each of the IndoAsia and Asia South regions. Before joining Chevron, Mr. Jourdan served in management, business development, trading and engineering roles at El Paso Corporation, PG&E Corporation (NYSE: PCG) and Consolidated Natural Gas Company. As a graduate of the US Military Academy at West Point, Mr. Jourdan was commissioned as an officer in the US Army, obtaining the rank of Captain prior to entering the private sector. He currently serves on the board of PROS Holdings, Inc. (NYSE: PRO) and on the advisory board of Pulsely, Inc.
Marcus C. Rowland, Independent Chairman of the Board, commented, “We are excited to welcome Lee, who brings outstanding oil and gas industry experience in international and domestic LNG markets, natural gas trading, business development, as well as DEI leadership, to the Board. SilverBow will benefit from his expertise as the management team continues to deliver on our strategy, integrate our recently acquired assets, expand free cash flow and de-lever our balance sheet to drive value for shareholders.”
The Company also announced that Christoph O. Majeske has resigned from the Board. Mr. Majeske, originally nominated by Strategic Value Partners, LLC (“SVP”), is the final SVP director to step down as part of its sell down of its equity position in the Company.

Mr. Rowland remarked, “On behalf of the SilverBow Board, we thank Christoph for his significant contributions to the Company over the past seven years. We are grateful for his leadership and financial expertise throughout his tenure and wish him all the best.”
With these changes, the SilverBow Board will continue to comprise nine directors, eight of whom are classified as independent directors. Since early 2023, SilverBow has added four new independent directors and its ongoing refreshment efforts have broadened and strengthened the Board’s collective experiences and driven shareholder value.
ABOUT SILVERBOW RESOURCES, INC.
SilverBow Resources, Inc. (NYSE: SBOW) is a Houston-based energy company actively engaged in the exploration, development, and production of oil and gas in the Eagle Ford Shale and Austin Chalk in South Texas. With over 30 years of history operating in South Texas, the Company possesses a significant understanding of regional reservoirs which it leverages to assemble high quality drilling inventory while continuously enhancing its operations to maximize returns on capital invested. For more information, please visit www.sbow.com. Information on the Company’s website is not part of this release.
FORWARD-LOOKING STATEMENTS
This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent management's expectations or beliefs concerning future events, and it is possible that the results described in this communication will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in this communication, including those regarding our strategy, the benefits of the acquisitions, future operations, guidance and outlook, financial position, prospects, plans and objectives of management are forward-looking statements. When used in this report, the words “will,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “budgeted,” “guidance,” “expect,” “may,” “continue,” “potential,” “plan,” “project,” “positioned,” "should" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to, the following risks and uncertainties: risk related to recently completed acquisitions and integrations of these acquisitions; volatility in natural gas, oil and NGL prices; cash flow and liquidity, including our ability to satisfy our short- or long-term liquidity needs; general economic and political conditions, including inflationary pressures, further increases in interest rates, a general economic slowdown or recession, instability in financial institutions, political tensions and war (including future developments in the ongoing conflicts in Ukraine and the Gaza Strip); the severity and duration of world health events, including health crises, and related economic repercussions, including disruptions in the oil and gas industry, supply chain disruptions, and operational challenges; our ability to execute on strategic initiatives; effectiveness of our risk management activities, including hedging strategy; counterparty and credit market risk; actions by third parties, including customers, service providers and shareholders; current and future governmental regulation and taxation of the oil and natural gas industry; developments in world oil and natural gas markets and in oil and natural gas-producing countries;

uncertainty regarding our future operating results; and other risks and uncertainties discussed in the Company’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its annual report on Form 10-K for the year ended December 31, 2023.
All forward-looking statements speak only as of the date of this communication. You should not place undue reliance on these forward-looking statements. The Company’s capital budget, operating plan, service cost outlook and development plans are subject to change at any time. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this communication are reasonable, we can give no assurance that these plans, intentions or expectations will be achieved. The risk factors and other factors noted herein and in the Company's SEC filings could cause its actual results to differ materially from those contained in any forward-looking statement. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.
IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT
The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with the 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). The Company plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2024 Annual Meeting (the “2024 Proxy Statement”), together with a WHITE proxy card.
The beneficial ownership of each participant in the solicitation of proxies for the 2024 Annual Meeting, as of the date specified, appears in the table below. To the extent holdings of the Company’s securities by our directors and executive officers changes from the information included in this communication, such information will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge as described below. Additional information regarding such participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2024 Proxy Statement and other materials to be filed with the SEC in connection with the 2024 Annual Meeting.
SHAREHOLDERS ARE URGED TO READ THE 2024 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain, free of charge, copies of the 2024 Proxy Statement, any amendments or supplements thereto and any other documents (including the proxy card) when filed by the Company with the SEC in connection with the 2024 Annual Meeting at the SEC’s website (http://www.sec.gov). Copies of the 2024 Proxy Statement, any amendments or supplements thereto and any other documents (including the proxy card) when filed by the Company with the SEC in connection with the 2024 Annual Meeting will also be available, free of charge, at the “Investor Relations” section of the Company’s website (https://www.sbow.com/investor-relations).

Beneficial Ownership as of March 22, 2024
Individual*	Shares Beneficially Owned (#)
Directors
Marcus C. Rowland (Chairman)	34,386
Ellen DeSanctis	2,500
Michael Duginski	66,953
Gabriel L. Ellisor	39,479
Jennifer M. Grigsby	6,261
Leland T. Jourdan**	—
Kathleen McAllister	6,261
Charles W. Wampler	46,953
Sean C. Woolverton	427,587

Executive Officers and Employees
Sean C. Woolverton (Chief Executive Officer)	427,587
Christopher M. Abundis (Executive Vice President, Chief Financial Officer and General Counsel)	140,870
Steven W. Adam (Executive Vice President and Chief Operating Officer)	209,656
Annie Foley (Vice President of Administration, Assistant General Counsel and Secretary)	8,496
Jeff Magids (Vice President of Finance and Investor Relations)	12,026

* The business address is 920 Memorial City Way, Suite 850, Houston, Texas 77024.
**Mr. Jourdan commenced service as a director on March 27, 2024, and accordingly did not have any transactions to report as of March 22, 2024. Mr. Jourdan received a stock award of 5,501 RSUs on March 27, 2024, as part of a prorated annual award available to all non-employee directors to compensate him for his 2024 service. Consistent with SEC requirements, such stock award will be reported via a Form 4 and as 2024 compensation.

The amounts specified above are determined in accordance with the rules of the SEC and include securities that may be acquired within 60 days of March 22, 2024. The number of shares of common stock of the Company outstanding as of March 22, 2024 was 25,523,808.
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